PROMISSORY NOTE
                                ---------------


$37,350.00                                                  New York, New York
                                                            March  26,  1997



     FOR VALUE RECEIVED, M.I. Garcia Cuesta, an individual residing at Jesus del Monte #56, Apt. 6D, Huixquilucan, Estados de Mexico, Mexico (the "Borrower"), hereby promises to pay to the order of Penn Octane Corporation, a Delaware corporation (the "Lender"), at its offices located at 900 Veterans Boulevard, Redwood City, California 94063, or at such other place as the Lender shall designate, the principal amount of Thirty Seven Thousand Three Hundred and Fifty Dollars ($37,350.00) on March 26, 2000. The Borrower shall pay interest on the unpaid principal amount hereof from the date hereof until paid, at a rate of eight and one quarter percent (8.25%) per annum, to be paid annually in arrears on each March 26 commencing March 26, 1998 and ending on March 26, 2000.

     Should the indebtedness represented by this Promissory Note or any part thereof be collected at law or in equity or in bankruptcy, receivership or other similar court proceedings or this Promissory Note be placed in the hands of attorneys for collection before or after maturity, the Borrower, its successors and assigns, agree to pay, in addition to the principal and interest due and payable hereon, reasonable attorneys' and collection fees.

     If the Borrower shall fail to make payment of any installment of interest on this Promissory Note when due, and if such default is not cured within ten
(10) days thereafter, or if the Borrower shall become insolvent or a voluntary or uncontroverted petition shall be filed under the Federal Bankruptcy Code or other similar Federal or state law dealing with arrangements for the relief of creditors with respect to the Borrower (in each case, an "Event of Default"), and in any such event, the holder shall have the right without notice to the Borrower to declare this Promissory Note with accrued interest hereon to be immediately due and payable (whether or not then due by the stated terms hereof), whereupon the same shall become and be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

     This Note is secured by and entitled to the benefits of a Pledge and Security Agreement dated the date hereof pursuant to which Borrower's obligations hereunder are secured by fifteen thousand (15,000) shares of Common Stock, $0.01 par value, of the Lender owned by Borrower.

     No waiver by the holder of any breach of any covenant of the Borrower herein contained or any term or condition hereof shall be construed as a waiver of any subsequent breach of the same or of any other covenant, term or condition herein.


     This Promissory Note shall be deemed to have been made under, and in all respects shall be governed by and construed in accordance with, the laws of the State of New York.


                                   /s/M.I.  Garcia  Cuesta
                                   -----------------------
                                   M.I.  Garcia  Cuesta




                         PLEDGE AND SECURITY AGREEMENT


     PLEDGE AND SECURITY AGREEMENT dated as of March 26, 1997, made by M.I. Garcia Cuesta ("Borrower") in favor of Penn Octane Corporation, a Delaware corporation (the "Corporation"), for the benefit of the Corporation.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, in connection with the exercise by Borrower of warrants to purchase 15,000 shares of Common Stock, $0.01 par value, of the Corporation (the "Common Stock") for $2.50 per share, the Corporation has agreed to accept $150 in cash and a three-year promissory note dated the date hereof (the "Promissory Note") from Borrower in the amount of $37,350 bearing interest at the rate of 8.25% per annum, payable annually, and subject to the terms and conditions set forth in the Promissory Note; and

     WHEREAS, Borrower has agreed to grant a security interest in certain shares of Common Stock owned by Borrower to secure, equally and ratably, the prompt and complete payment when due of all Borrower's payment obligations under the Promissory Note (the "Secured Obligations") and the performance and observance by Borrower of the covenants, obligations and conditions to be performed and observed by Borrower pursuant to the Promissory Note;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

1.          Definitions.
            -----------

     (a) The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any par-ticular provision of this Agreement, and section references are to this Agreement, unless otherwise specified.

     (b) Unless otherwise defined herein, all terms defined in Article 8 and 9 of the Uniform Commercial Code in effect as of the date hereof in the State of New York (the "Uniform Commercial Code") are used herein as therein defined.

2.          Grant  of  Security  Interest.
            -----------------------------

     (a) To secure the prompt and complete payment when due of all Secured Obligations, now existing or hereafter arising, and the performance and observance by Borrower of the covenants, obligations and conditions to be performed and observed by Borrower pursuant to the Promissory Note, Borrower hereby assigns and pledges to the Corporation and grants to the Corporation a con-tinuing security interest in all of its right, title and interest in and to fifteen thousand (15,000) shares of Common Stock of the Corporation owned by Borrower (the "Pledged Stock") and the certificates representing such Pledged Stock, and all dividends, cash, rights, instruments and other property and all proceeds of every kind thereof (whether the same are now owned or exist or arise or are acquired before or after the date hereof) from time to time received, receivable or otherwise distributed in respect of or in exchange for, any or all of the Pledged Stock (whether the same are now owned or exist or arise before or after the date hereof) (the Pledged Stock to-gether with all such certificates, dividends, cash, rights, instruments, property and proceeds, being here-inafter referred to as the "Pledged Stock Collateral").

     (b) Borrower hereby delivers to the Corporation, duly endorsed in blank or accompanied by appropriate undated stock powers duly executed in blank, all certifi-cates or instruments representing or evidencing the Pledged Stock.

     3.       Stock Dividends, Distributions, Etc. If, while this Agreement is
              -----------------------------------
in effect, Borrower shall become entitled to receive or shall receive any stock, any stock certificate representing same, options, rights or other Property (in-cluding, without limitation, any certificate representing a stock dividend or any distribution in connection with any recapitalization, reclassification, increase or reduction of capital, or issued in connection with any reorganization), whether as an addition to, in substitution of, or in exchange for, any shares of any Pledged Stock Collateral, or otherwise, or any payment or distribution of capital on account of any Pledged Stock Collateral, Borrower agrees to accept the same as the Corporation's agent and to hold the same in trust on behalf of and for the bene-fit of the Corporation and to deliver the same to the Corporation on or before the close of business on the second Business Day following the receipt thereof by Borrower, in the exact form received, with the endorsement of Borrower when necessary or appropriate undated stock powers duly executed in blank, to be held by the Corporation, subject to the terms of this Agreement, as ad-ditional Pledged Stock Collateral and any cash distribution in connection therewith or cash proceeds therefrom shall be deposited by the Corporation in a segregated account for Borrower (the "Borrower Collateral Account"), and thereafter disposed of in accordance with this Agreement.

4.        Cash Dividends; Voting Rights.  Unless Borrower is in default of his
          -----------------------------
payment obligations under the Promissory Note for a period of ten (10) days after written notice from the Corporation of such default, Borrower shall be entitled, except as otherwise provided in Section 3, to re-ceive all cash distributions and cash dividends in respect of the Pledged Stock and to exercise all voting and other consensual rights pertaining to the Pledged
Stock. Borrower agrees to exercise all such voting and other consensual rights for a purpose not inconsistent with or violative of the terms of this Agreement. The Corporation shall not have the right at any time to exercise any voting rights with respect to the Pledged Stock; provided, however, that upon the sale or other disposition of the Corporation's interest in the Pledged Stock or any part thereof, any third party purchaser or other transferee shall have the full and unrestricted right to vote the Pledged
Stock,  in  any  manner  per-mitted  by  applicable  law.

5.      Proxies, Etc.  The Corporation shall exe-cute and deliver (or cause to
        -------------
be executed and delivered) to Borrower all such proxies and other instruments as Borrower may rea-sonably request for the purpose of enabling Borrower to exercise the voting or other rights which Borrower is entitled to exercise pursuant to Section 4 hereof and to receive all distribu-tions and dividends he is authorized to receive and retain pursuant to Section 4 hereof.

6.     Financing Statements.  Borrower hereby agrees to execute such financing
       --------------------
statements as the Corporation may request, from time to time, with respect to the Pledged Stock Collateral, and take such action as may be required to perfect and keep perfected the security interest in the Pledged Stock Collateral created hereby, and Borrower hereby authorizes the Corporation to execute as its attorney in fact and file any such financing statements on Borrower's be-half.

7.        Rights of the Corporation.  If Borrower is in default of his payment
          -------------------------
obligations under the Promissory Note and such default is not cured within a period of ten (10) days thereafter, or if Borrower shall become insolvent or a voluntary or uncontroverted involuntary petition shall be filed under the Federal Bankruptcy Code or other similar Federal or state law dealing with arrangements for the relief of creditors with respect to Borrower (in each case, an "Event of Default"), Borrower shall no longer be entitled to receive any cash divi-dends or distributions in respect of the Pledged Stock or to exercise any voting rights, rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock; and, upon the sale or other disposition of the Corporation's interest in the Pledged Stock or any part thereof, any third party purchaser or other transferee shall have the full and unrestricted right to exercise any and all such rights, privileges or options.

8.          Remedies.
            --------
     (a) If there shall have occurred an Event of Default, the Corporation may at any time or from time to time exercise in respect of the Pledged Stock Collat-eral, in addition to all other rights, powers and remedies provided for in Section 7, at law, in equity or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code and under any other applicable law as in effect in any relevant jurisdiction and, in connection therewith but not in limita-tion thereof, the Corporation may, without demand for performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale or other disposition) to Borrower or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived), sell, assign, grant an option or options to purchase or otherwise dispose of the Pledged Stock Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange, bro-ker's board or at any of the Corporation's offices or elsewhere and at such prices as the Corporation may deem best, for cash, on credit or for future delivery, with-out assumption of any credit risk, free of any claim or right of whatsoever kind (including any right or equity of redemption) of Borrower, which claim, right and equity are hereby expressly waived and released, and upon such other terms and conditions as the Corporation may deem commercially reasonable, provided, however, that
                                                       -----------------
Borrower shall not be credit-ed with the net proceeds of any such credit sale or future delivery until the cash proceeds thereof are actually re-ceived by the Corporation and are applied to the Secured Obligations until satisfied.

     (b) Borrower agrees that, to the extent notice of sale or other disposition shall be required by applicable law, at least ten (10) days' notice to Borrower of the time and place of any public sale or other disposition  or  the  time  after  which  any  private  sale or other intended disposition may be made. Notice shall constitute reasonable notification thereof. Notification need not be given to Borrower if it has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Corporation shall not be obligated to make any sale or other disposition of Pledged Stock regardless of notice having been given.

     (c) The Corporation may adjourn any public or private sale or other disposition from time to time by an-nouncement at the time and place fixed therefor, and such sale or other disposition may, without further notice, be made at the time and place to which it was so adjourned. The Corporation shall have the right upon any such public sale or other disposition, to the extent permitted by applicable law, to purchase the whole or any part of the Pledged Stock Collateral so sold or disposed of. Any and all proceeds received by the Corporation in respect of any sale or disposition of, collection from, or other recovery or reali-zation upon all or any part of the Pledged Stock, whether con-sisting of moneys, checks, notes, drafts, bills of exchange, money orders or commercial paper of any kind whatsoever, shall be deposited by the Corporation in the Borrower Col-lateral Account and shall be held by the Corporation, to be withdrawn and distributed by the Corporation as provided herein.

     (d) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or equity.

     (e) Borrower recognizes that the Corporation may be unable to effect a public sale of all or a part of the Pledged Stock Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or other federal securities laws, as now or hereafter in ef-fect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Stock Collateral for their own ac-count, for investment and not with a view to the distribu-tion or resale thereof. Borrower agrees that private sales so made may be at prices and on other terms less favorable to the Corporation than if such Pledged Stock Collateral were sold at public sale, and that the Corporation has no obliga-tion to delay sale of any such Pledged Stock Collateral for the period of time necessary to permit the registration of such Pledged Stock Collateral for public sale under such applicable secu-rities laws. Borrower agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     (f) If the Corporation determines to exercise its right to sell all or any of the Collateral, upon written request, Borrower shall from time to time furnish to the Corporation all such information as the Corporation may request in order to determine the Collateral which may be sold by Borrower as exempt transactions under the federal securi-ties laws.

     (g) The proceeds of the sale of any of the Pledged Stock Collateral sold pursuant to this Section 8 and cash constituting Pledged Stock Collateral received under Section 2(a) shall be applied by the Corporation as follows:

          FIRST:        to the payment of the costs and expenses of such sale,
          -----
including the out-of-pocket expenses of the Corporation and the fees and out-of pocket expenses of legal advisers employed by the Corporation in connection therewith, and to the payment of all advances made by the Corporation hereunder and payment of all costs and expenses incurred by the Corporation in connection with the administration and enforcement of this Agreement;

          SECOND:          to  the payment in full of the Promissory Note; and
          ------

          THIRD:        the balance (if any) of such proceeds to Borrower, the
          -----
successors or assigns of Borrower, or as a court of competent jurisdiction may direct.

9.       Representations; No Disposition, Etc.  Borrower hereby represents and
         -------------------------------------
warrants that it now owns good and marketable title to the Pledged Stock, free and clear of any liens, charges, encumbrances or security interests of any kind whatsoever, and that the Pledged Stock is not subject to any restriction on alienation or transfer, in each case, other than this Agreement. Borrower covenants to defend the right, title and special property of Borrower in and to the Pledged Stock against the claims and demands of all persons whatsoever. Borrower hereby represents, warrants and covenants that Borrower is currently, or shall be, the only owner of the Pledged Stock and that Borrower does not, and will not have, outstanding rights, options, warrants, conversion rights or other commitments or agreements for the purchase or acquisition of the Pledged Stock. Borrower agrees that he will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option or right with respect to, the Pledged Stock Col-lateral, nor will it create, incur or permit to exist any lien, security interest therein, charge or encumbrance with respect to any of the Pledged Stock Collateral, any interest, or any pro-ceeds thereof except as permitted by this Agreement.

10.          Possession  of the Collateral.  The Corporation shall hold in its
             -----------------------------
possession in the State of California all the Pledged Stock and all other certificates, documents or instruments constituting Pledged Stock Collateral pledged, assigned or transferred hereunder except as from time to time any such certificate, document or instrument may be required for re-cordation or for the purpose of enforcing or realizing upon any right or value thereby represented; provided, however, that Borrower, in his capacity as an officer of the Corporation or otherwise, shall have no ability to assign, release, transfer or otherwise deal with the Pledged Stock Collateral. The Corporation may, from time to time, in its sole discretion appoint one or more agents or trustees (which in no case shall be Borrower or any of his affiliates) to hold physical custody, for the account of the Corporation, of any or all such certificates, documents or in-struments.

11.     Collateral Agreement. Each of Borrower and the Corporation agrees that
        --------------------
the parties hereto may supplement, amend or supersede this Agreement with a collateral agreement among the Corporation, Borrower and a third party bank, as trustee, pursuant to which such third party bank shall accept and maintain possession of the Pledged Stock Collateral until such time as the Secured Obligations shall have been satisfied.

12.         Further Assurance.  Borrower agrees that at any time and from time
            -----------------
upon the written request of the Corporation, Borrower will execute and deliver such further documents, including a collateral agreement appointing a trustee other than the Corporation and any necessary financing statements, and do or cause to be done such further acts and things as the Corporation may reasonably request in order to effect the purposes of this Agreement.

13.          Release of Security Interest.  Upon termination of this Agreement
             ----------------------------
pursuant to Section 17 hereof, the security interest granted hereby shall terminate. Upon any such termination, the Corporation will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination including, without limitation, duly executed Uniform Commercial Code termination statements.

14.          Limitation  by  Law;  Severability.
             ----------------------------------

     (a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intend-ed to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement ille-gal, invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the pro-visions of any applicable law.

     (b) Any provision of this Agreement which is pro-hibited or unenforceable in any jurisdiction shall not in-validate the remaining provisions hereof, and any such pro-hibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.          Waivers,  Amendments.    None  of the terms or provisions of this
             --------------------
Agreement may be waived, altered, modified or amended by any act, delay, omission or otherwise, except by an instrument in writing which is duly executed by Borrower and the Corporation. Any such waiver, alteration, modification or amendment shall be valid only to the extent therein set forth. A waiver by the Corporation of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right, remedy or power which the Corporation would otherwise have on any future occasion. No failure to exercise nor any delay in exercis-ing on the part of the Corporation, any right, remedy or power under this Agreement, shall operate as a waiver thereof; further, no single or partial exercise of any right, remedy or power under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

16.          Binding  Effect; Successors and Assigns.  This Agreement shall be
             ---------------------------------------
binding upon and inure to the benefit of the parties hereto and shall inure to the benefit of the Corporation its successors and assigns and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Pledged Stock Collateral.

17.          Termination  of  This  Agreement.  This Agreement shall terminate
             --------------------------------
simultaneously with the payment in full of all principal and interest due under the Promissory Note and, upon such termination, any Pledged Stock Collateral held hereunder shall be released and delivered to Borrower or at his direction.

18.     Notices.  All notices or other communications hereunder shall be given
        -------
in  the  following  manner.
          If  to  the  Corporation:

          Penn  Octane  Corporation
          900  Veterans  Boulevard
          Redwood  City,  California    94063
          Attention:  Chief  Financial  Officer

          If  to  Borrower:

          Jerome  B.  Richter
          Penn  Octane  Corporation
          900  Veterans  Boulevard
          Redwood  City,  California    94063

     Any of the addresses set forth above may be changed from time to time by written notice from the party requesting the change.

19.          Applicable  Law.    This  Agreement shall be gov-erned by, and be
             ---------------
construed and interpreted in accordance with, the internal laws of the State of New York without reference to principles of conflict of laws, except as re-quired by mandatory provisions of law.

     IN WITNESS WHEREOF, the parties hereto have execut-ed this Agreement or caused this Agreement to be duly exe-cuted and delivered by their duly authorized officers as of the date first above written.


                                   BORROWER


                                   /s/M.I.  Garcia  Cuesta
                                   -----------------------
                                        M.I.  Garcia  Cuesta


                                   PENN  OCTANE  CORPORATION


                                   By   /s/J.B.  Richter
                                        ----------------
                                        Name:          J.B.  Richter
                                        Title:         President